EXHIBIT 99.2

GLENAYRE TECHNOLOGIES, INC. 2006 Third Quarter Results ENTERTAINMENT DISTRIBUTION COMPANY

Safe Harbor/Non GAAP/Pro Forma Statements Forward-Looking Statements This material contains statements that may be forward-looking within the meaning of applicable securities laws. The statements may include projections regarding future revenues and earnings results, and are based upon the Company's current forecasts, expectations and assumptions, which are subject to a number of risks and uncertainties that could cause the actual outcomes and results to differ materially. Some of these results and uncertainties are discussed in the Company's most recently filed Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. These factors include, but are not limited to potential intellectual property infringement claims; internal control deficiencies, litigation; potential acquisitions and strategic investments; environmental laws and regulations; ability to attract and retain key personnel; volatility of stock price; competition; variability of quarterly results and dependence on key customers; international business risks; sensitivity to economic trends and consumer preferences; increased costs or shortages of raw materials or energy; advances in technology and changes in customer demands; development of digital distribution alternatives including copying and distribution of music and video files; continuation and expansion of third-party agreements; proprietary technology; potential changes in government regulation; potential market changes resulting from rapid technological advances; restructuring activities; variability in production levels; and compliance with Senior Secured Credit Facility covenants. The Company assumes no obligation to update any forward-looking statements and does not intend to do so except where legally required. Non-GAAP Measures This material refers to the following Non-GAAP measure: EBITDA from continuing operations before one-time charges (income (loss) from continuing operations before one-time charges, net interest income, taxes and depreciation and amortization). The last page of this material shows the reconciliation of income (loss) from continuing operations, as determined in accordance with accounting principles generally accepted in the United States (GAAP), to EBITDA from continuing operations before one-time charges. These measures are presented because the Company believes that such information is commonly used in both the telecommunications industry and the entertainment industry as one measure of a company's operating performance. These measures are not determined in accordance with generally accepted accounting principles, they are not indicative of cash provided by operating activities, should not be used as a measure of operating income and cash flows from operations as determined under GAAP, and should not be considered in isolation or as an alternative to, or to be more meaningful than, measures of performance determined in accordance with GAAP. EBITDA from continuing operations before one-time charges, as calculated by the Company, may not be comparable to similarly titled measures reported by other companies as a result of which comparisons could be misleading. Pro Forma Financial Information On May 31, 2005, the Company's newly formed Entertainment Distribution Company division ("EDC") acquired Universal Music Group's North American and central European CD and DVD manufacturing and distribution operations. Accordingly, for comparative purposes this material includes pro forma financial information for the nine months ended September 30, 2005 which summarizes the combined results of operations of Glenayre and the operations of EDC on a pro forma basis, as though the companies had been combined as of January 1, 2005. For a description of certain assumptions and adjustments made in preparing the pro forma financial information, see the notes to the Company's financial statements contained in the Company's quarterly reports on Form 10-Q and annual reports on Form 10-K and the pro forma financial statements filed with the current report on Form 8-K filed in connection with the EDC Acquisition.

2006 Third Quarter Financial Summary (Unaudited, $'s in millions)

2006 Year to Date Financial Summary (Unaudited, $'s in millions)

2006 Third Quarter Consolidated Cash Flow (Unaudited, $'s in millions)

2006 Year to Date Consolidated Cash Flow (Unaudited, $'s in millions)

2006 Third Quarter Consolidated Balance Sheet Highlights (Unaudited, $'s in millions)

Summary of Tax Loss Carryforwards Summary at December 31, 2005: The Company has realized U.S. Federal NOLs of $277 million of which $244 million are unrestricted. In addition, the Company has foreign NOLs of $45 million. Expiration Schedule of the unrestricted U.S. Federal NOLs: ($ in Millions)

2006 Third Quarter Financial Summary (Unaudited, $'s in millions)

2006 Year to Date Financial Summary (Unaudited, $'s in millions)

2006 Third Quarter Financial Summary (Unaudited, $'s in millions)

2006 Year to Date Financial Summary (Unaudited, $'s in millions)

2006 Third Quarter Reconciliation of Non-GAAP Statements (Unaudited, $'s in millions)

2006 Year to Date Reconciliation of Non-GAAP Statements (Unaudited, $'s in millions)